UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT of 1934)

Filed by the Registrant   [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Materials Pursuant to Rule 14a-12

                              THE SOUTHERN COMPANY
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


   (Name of Persons(s) Filing Proxy Statement, if other than the Registrant's)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                                           SOUTHERN COMPANY LOGO

                              FOR INFORMATION ONLY

NOTICE OF

ANNUAL MEETING

                                                                            2004
                                                               & PROXY STATEMENT

--------------------------------------------------------------------------------
PROXY STATEMENT
CONTENTS
--------------------------------------------------------------------------------



Letter to Stockholders
-----------------------------------------------------------------
Notice of Annual Meeting of Stockholders -- May 26, 2004
-----------------------------------------------------------------
Proxy Statement                                                 1
-----------------------------------------------------------------
    General Information                                         1
-----------------------------------------------------------------
    Giving Voting Instructions                                  1
-----------------------------------------------------------------
    Revocation of Proxies                                       1
-----------------------------------------------------------------
    Electronic Delivery of Proxy Materials and Annual Report    1
-----------------------------------------------------------------
    Householding Information                                    1
-----------------------------------------------------------------
    Stockholder Proposals for the 2005 proxy materials          1
-----------------------------------------------------------------
    Cost of Proxy Solicitation                                  2
-----------------------------------------------------------------
Corporate Governance                                            3
-----------------------------------------------------------------
    Company Organization                                        3
-----------------------------------------------------------------
    Director Independence                                       3
-----------------------------------------------------------------
    Communicating with the Board                                3
-----------------------------------------------------------------
    Director Compensation                                       3
-----------------------------------------------------------------
    Meetings of Non-Management Directors                        4
-----------------------------------------------------------------
    Committees of the Board                                     4
-----------------------------------------------------------------
         Committee Charters                                     4
-----------------------------------------------------------------
         Audit                                                  4
-----------------------------------------------------------------
         Compensation and Management Succession                 4
-----------------------------------------------------------------
         Finance                                                5
-----------------------------------------------------------------
         Governance                                             5
-----------------------------------------------------------------
             Nominees for Election to the Board                 5
-----------------------------------------------------------------
         Nuclear Oversight                                      5
-----------------------------------------------------------------
    Director Attendance                                         5
-----------------------------------------------------------------
Stock Ownership Table                                           6
-----------------------------------------------------------------
Matters to be Voted On                                          7
-----------------------------------------------------------------
    Item No. 1 -- Election of Directors                         7
-----------------------------------------------------------------
    Item No. 2 -- Ratification of Appointment of Independent
     Auditors                                                  11
-----------------------------------------------------------------
    Item No. 3 -- Approval of Outside Directors Stock Plan     12
-----------------------------------------------------------------
Information on a Stockholder Proposal                          13
-----------------------------------------------------------------
Audit Committee Report                                         14
-----------------------------------------------------------------
Compensation & Management Succession Committee Report          16
-----------------------------------------------------------------
    Committee Report                                           16
-----------------------------------------------------------------
    Committee Interlocks                                       18
-----------------------------------------------------------------
Five-Year Performance Graph                                    19
-----------------------------------------------------------------
Other Information                                              19
-----------------------------------------------------------------
    Section 16(a) Beneficial Ownership Reporting Compliance    20
-----------------------------------------------------------------
    Legal Proceedings                                          20
-----------------------------------------------------------------
    Certain Relationships and Related Transactions             20
-----------------------------------------------------------------
Executive Compensation                                         21
-----------------------------------------------------------------
    Employment, Change in Control and Separation Agreements    21
-----------------------------------------------------------------
    Summary Compensation Table                                 22
-----------------------------------------------------------------
    Stock Options                                              23
-----------------------------------------------------------------
    Option Exercises                                           24
-----------------------------------------------------------------
    Pension Plan Table                                         25
-----------------------------------------------------------------
    Equity Compensation Plan Information                       26
-----------------------------------------------------------------
Appendix A -- Audit Committee Charter                           i
-----------------------------------------------------------------
Appendix B -- Policy on Engagement of the Independent
              Auditor For Audit and Non-Audit Services         iv
-----------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

   ALLEN FRANKLIN
   Chairman and
   Chief Executive Officer

                                  (SOUTHERN COMPANY LOGO)

   Dear Fellow Stockholder:

   You are invited to attend the 2004 Annual
   Meeting of Stockholders at 10:00 a.m.,
   ET, on Wednesday, May 26, 2004 at The
   Southern Pine at Callaway, Pine Mountain,
   Georgia.

   At the meeting, I will report on our
   business and our plans for the future.
   Also, we will elect our Board of
   Directors and vote on the other matters
   set forth in the accompanying Notice.

   Your vote is important. Please review the proxy material and return your proxy form as soon as possible.

   As you may have heard, I recently
   announced my retirement, effective in
   July. So this will be my last annual
   meeting as chairman and CEO. I am proud
   to have been associated with this great
   company for 34 years and thankful for
   your continued support.

   We look forward to seeing you on May
   26th.

   Sincerely,

   -s- Allen Franklin

   Allen Franklin

(PHOTO OF ALLEN FRANKLIN)

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - MAY 26, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TIME AND DATE
--------------------------------------------------------------------------------

10:00 a.m., ET, on Wednesday, May 26, 2004

--------------------------------------------------------------------------------
PLACE
--------------------------------------------------------------------------------

The Southern Pine at Callaway
Georgia Highway 18
Pine Mountain, Georgia 31822

--------------------------------------------------------------------------------
DIRECTIONS
--------------------------------------------------------------------------------

From Atlanta, Georgia -- take I-85 south to I-185 (Exit 21). From I-185 south, take Exit 34, Georgia Highway 18. Take Georgia Highway 18 east to Callaway.

From Birmingham, Alabama -- take U.S. Highway 280 east to Opelika. Take I-85 north to Georgia Highway 18 (Exit 2). Take Georgia Highway 18 east to Callaway.

--------------------------------------------------------------------------------
ITEMS OF BUSINESS
--------------------------------------------------------------------------------

(1) Elect 11 members of the Board of Directors;
(2) Ratify appointment of independent auditors;
(3) Approve Outside Directors Stock Plan; and
(4) Transact other business properly coming before the meeting or any adjournments thereof.

--------------------------------------------------------------------------------
RECORD DATE
--------------------------------------------------------------------------------

Stockholders of record at the close of business on March 29, 2004, are entitled to attend and vote at the meeting.

--------------------------------------------------------------------------------
ANNUAL REPORT TO STOCKHOLDERS
--------------------------------------------------------------------------------

The Southern Company Annual Report to stockholders for 2003 is enclosed but is not a part of this mailing.

--------------------------------------------------------------------------------
VOTING
--------------------------------------------------------------------------------

Even if you plan to attend the meeting in person, please provide your voting instructions in one of the following ways as soon as possible:

(1) Internet -- use the Internet address on the proxy form
(2) Telephone -- use the toll-free number on the proxy form
(3) Mail -- mark, sign and date the proxy form and return it in the enclosed postage-paid envelope

By Order of the Board of Directors, Tommy Chisholm, Secretary, April 21, 2004

PROXY STATEMENT

--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

Q:   HOW DO I GIVE VOTING INSTRUCTIONS?

A: You may attend the meeting and give instructions in person or give instructions by the Internet, by telephone or by mail. Information for giving instructions is on the proxy form. The Proxies, named on the enclosed proxy form, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q:   CAN I CHANGE MY VOTE?

A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's corporate secretary before the meeting.

Q:   WHO CAN VOTE?

A: All stockholders of record on the record date of March 29, 2004. On that date, there were 737,637,807 shares of Southern Company common stock outstanding and entitled to vote.

Q:   HOW MUCH DOES EACH SHARE COUNT?

A: Each share counts as one vote, except votes for directors may be cumulative. Abstentions that are marked on the proxy form are included for the purpose of determining a quorum, but shares that a broker fails to vote are not counted toward a quorum. Neither is counted for or against the matters being considered.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?

A: You will receive a proxy form for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted. If you wish to consolidate multiple registered accounts, please contact Stockholder Services at (800) 554-7626.

Q: CAN THE COMPANY'S PROXY STATEMENT AND ANNUAL REPORT BE ACCESSED FROM THE INTERNET?

A: Yes, in addition, stockholders may view the Proxy Statement and Annual Report on the Internet instead of receiving them by U.S. mail, each year. If you choose to access future Proxy Statements and Annual Reports online, you will continue to receive a proxy form in the mail. Future proxy forms will contain the website address and other necessary information to view the proxy materials and to submit your vote. Whether you receive your proxy materials in the mail or view them on the Internet, you will continue to have the option to vote on the Internet, by telephone, by mail or in person at the Annual Meeting.

Q:   WHAT IS "HOUSEHOLDING"?

A: Certain beneficial owners of the Company's common stock, sharing a single address, may receive only one copy of the Proxy Statement and Annual Report unless the broker, bank or nominee has received contrary instructions from any beneficial owner at that address. This practice -- known as householding -- is designed to reduce printing and mailing costs. If a beneficial owner does not wish to participate in householding, this year or in the future, he or she may contact Stockholder Services at (800) 554-7626 or at 270 Peachtree Street NW, Atlanta, Georgia 30303 and ask to receive a Proxy Statement or Annual Report. As noted earlier, beneficial owners may view the Proxy Statement and Annual Report on the Internet.

Q:   WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2005 ANNUAL MEETING OF
     STOCKHOLDERS?

A: The deadline for the receipt of stockholder proposals to be considered for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Stockholders is December 22, 2004. Proposals must be submitted in writing to Tommy Chisholm, Corporate Secretary, Bin 912, Southern Company, 270 Peachtree Street NW, Atlanta, Georgia 30303. Additionally, the proxy solicited by the Board of Directors for next year's meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting that is not included in the Company's proxy materials unless the Company is provided written notice of such proposal no later than March 7, 2005.

Q:   WHO PAYS THE EXPENSE OF SOLICITING PROXIES?

A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting. The Company has engaged Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee of $10,000 plus expenses.

The Company's 2003 Annual Report to the Securities and Exchange Commission on Form 10-K will be provided without charge upon written request to Tommy Chisholm, Corporate Secretary, Bin 912, Southern Company, 270 Peachtree Street NW, Atlanta, Georgia 30303.

--------------------------------------------------------------------------------

CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

COMPANY ORGANIZATION

Southern Company is a holding company managed by a core group of officers and governed by a Board of Directors that is currently comprised of 10 members. The number of Directors to be elected at this Annual Meeting of Stockholders has been set at 11.

DIRECTOR INDEPENDENCE

No Director will be deemed to be independent unless the Board affirmatively determines that the Director is independent of the Company's management. The Board affirmatively determined that each current member of the Board and each nominee for election as a Director, except Mr. Franklin, Chairman and Chief Executive Officer of the Company, and Mr. Ratcliffe, President of the Company, are independent under the Director Independence Requirements of the Company's Corporate Governance Guidelines. The Guideline's Independence Requirements include the independence standards in the New York Stock Exchange corporate governance rules.

In making the independence determination, the Board reviews and considers all commercial, consulting, legal, accounting, charitable or other business relationships that a director or his or her immediate family members have with the Company.

The Corporate Governance Guidelines are available on the Company's website at www.southerncompany.com under Investor Relations.

COMMUNICATING WITH THE BOARD

Stockholders may send communications to the Company's Board or to specified Directors by regular mail or electronic mail. Regular mail should be sent to the attention of Mr. Tommy Chisholm, Corporate Secretary, Southern Company, Bin 912, 270 Peachtree Street, Atlanta, Georgia 30303. The electronic mail address is CORPGOV@southernco.com. The electronic mail address also can be accessed from the Corporate Governance web page located under Investor Relations on the Southern Company website at www.southerncompany.com, under the link entitled "Contact Corporate Governance." With the exception of commercial solicitations, all stockholder communications directed to the Board or to specified Directors will be relayed to them.

DIRECTOR COMPENSATION

Only non-employee Directors are compensated for Board service. The pay components are:

   ANNUAL RETAINERS:

M $40,000 if first elected as a Director before 1997, of which $10,000 is deferred in shares of Company common stock until Board membership ends

M $49,000 if first elected as a Director in 1997 or later, of which $19,000 is deferred in shares of Company common stock until Board membership ends

M  $5,000 if serving as chair of a Board committee

   EQUITY GRANTS:

M 1,000 additional shares of Company common stock in quarterly grants of 250 shares are deferred until Board membership ends

   MEETING FEES:

M  $2,500 for participation in a meeting of the Board

M $2,000 for participation in a meeting of a Committee of the Board other than a meeting of the Audit Committee
                                                                               3

M  $4,000 for attendance in person at a meeting of the Audit Committee

M  $2,000 for participation by telephone in a meeting of the Audit Committee

Directors may elect to defer up to 100 percent of their compensation until membership on the Board ends.

There is no pension plan for non-employee Directors.

MEETINGS OF NON-MANAGEMENT DIRECTORS

Non-management Directors meet in executive session with no member of management present following each regularly scheduled Board meeting. There is a presiding Director at each of these executive sessions. Mr. Bruce S. Gordon, chair of the Governance Committee, served as presiding Director during the past year and will continue to serve until the Annual Meeting of Stockholders on May 26, 2004. Mr. Gerald J. St. Pe, chair of the Compensation and Management Succession Committee, has been named by non-management Directors as the presiding Director to serve between the annual meetings of 2004 and 2005 or until a successor is named by the non-management Directors. The presiding Director is selected from the chairs of the Board's five standing committees. See "Communicating with the Board" on page 3 for information regarding communications with the Board or its members.

COMMITTEES OF THE BOARD

   COMMITTEE CHARTERS

Charters for each of the five standing committees, the Company's Corporate Governance Guidelines and Code of Ethics can be found at the Company's website -- www.southerncompany.com. The Audit Committee Charter is also shown in Appendix A of this Proxy Statement.

   AUDIT COMMITTEE:

M  Members are Mr. Purcell, Chair, Ms. Bern, Mr. James and Dr. Pate

M  Met 12 times in 2003

M Oversees the Company's financial reporting and audit processes, internal controls and legal, regulatory and ethical compliance; appoints the Company's independent auditors, approves their services and fees and reviews the scope and timing of their audits; reviews and discusses the Company's financial statements with management and the independent auditors, including critical accounting policies and practices, material alternative financial treatments within generally accepted accounting principles, proposed adjustments, control recommendations, significant management judgments and accounting estimates, new accounting policies and changes in accounting principles, any disagreements with management and other material written communications between the auditors and management; and recommends the filing of the Company's annual financial statements with the Securities and Exchange Commission (the "SEC")

The Board has determined that the four members of the Audit Committee are independent as defined by the New York Stock Exchange corporate governance rules within its listing standards and rules of the SEC promulgated pursuant to the Sarbanes-Oxley Act. The Board has determined that Mr. Purcell qualifies as an "audit committee financial expert" as defined by the SEC. The Audit Committee Charter (see Appendix A) complies with the New York Stock Exchange corporate governance rules.

   COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE:

M  Members are Mr. St. Pe, Chair, Mr. Amos and Mr. Chapman

M  Met six times in 2003

M Evaluates performance of executive officers and establishes their compensation, administers executive compensation plans and reviews management succession plans

   FINANCE COMMITTEE:

M  Members are Mr. James, Chair, Mr. Amos and Mr. Gordon

M  Met six times in 2003

M Reviews the Company's financial matters, recommends actions such as dividend philosophy to the Board and approves certain capital expenditures

   GOVERNANCE COMMITTEE:

M  Members are Mr. Gordon, Chair, Ms. Bern, Mr. Chapman and Mr. St. Pe

M  Met seven times in 2003

M Oversees the composition of the Board and its committees, determines non-employee Directors' compensation, maintains the Company's Corporate Governance Guidelines and coordinates the performance evaluations of the Board and its committees

GOVERNANCE COMMITTEE -- NOMINEES FOR ELECTION TO THE BOARD

The Governance Committee, comprised entirely of independent Directors, is responsible for identifying, evaluating and recommending nominees for election to the Board of Directors. The Committee solicits recommendations for candidates for consideration from its current Directors and is authorized to engage third party advisers to assist in the identification and evaluation of candidates for consideration. Any stockholder may make recommendations to the Governance Committee by sending a written statement setting forth the candidate's qualifications, relevant biographical information and signed consent to serve. These materials should be submitted in writing to the Company's corporate secretary and received by that office by December 22, 2004 for consideration by this Committee as a nominee for election at the Annual Meeting of Stockholders to be held in 2005. Any stockholder recommendation is reviewed in the same manner as candidates identified by the Committee.

The Governance Committee only considers candidates with the highest degree of integrity and ethical standards. The Committee evaluates a candidate's independence from management, ability to provide sound and informed judgment, history of achievement reflecting superior standards, willingness to commit sufficient time, financial literacy and number of other board memberships. The Board as a whole should be diverse and have collective knowledge and experience in accounting, finance, leadership, business operations, risk management, corporate governance and the Company's industry. The Committee recommends candidates to the Board of Directors for consideration as nominees. Final selection of the nominees is within the sole discretion of the Board of Directors.

All the nominees recommended by the Governance Committee for election to the Board at the 2004 Annual Meeting of Stockholders are currently directors except Mr. Francis S. Blake. Mr. Blake was recommended to the Governance Committee for consideration as a nominee by a third-party director search firm that was retained by the Governance Committee.

   NUCLEAR OVERSIGHT COMMITTEE:

M  Membership is Dr. Pate, Chair

M Reviews and oversees the nuclear generating policies and facilities of the Company's subsidiaries

DIRECTOR ATTENDANCE

The Board of Directors met nine times in 2003. The average attendance for directors at all Board and committee meetings was 96 percent. No nominee attended less than 75 percent of applicable meetings.

Directors are expected to attend the Annual Meeting of Stockholders. Nine of the 10 members of the Board of Directors attended the 2003 Annual Meeting of Stockholders.

--------------------------------------------------------------------------------

STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

This table shows the number of shares of the Company's common stock owned by directors, nominees and executive officers as of December 31, 2003. The shares owned by all directors, nominees, and executive officers as a group constitute less than one percent of the total number of shares of the class.



                                                                          SHARES BENEFICIALLY OWNED INCLUDE:
                                                                          ----------------------------------
                                                                              SHARES
                                                                            INDIVIDUALS
                                                              SHARES      HAVE RIGHTS TO
                                                           BENEFICIALLY   ACQUIRE WITHIN     SHARES HELD BY
                                    TITLE OF SECURITY        OWNED(1)       60 DAYS(2)       FAMILY MEMBERS

------------------------------------------------------------------------------------------------------------

DANIEL P. AMOS                    Southern Common Stock        19,086
------------------------------------------------------------------------------------------------------------
DORRIT J. BERN                    Southern Common Stock        19,049
------------------------------------------------------------------------------------------------------------
FRANCIS S. BLAKE                  Southern Common Stock           200
------------------------------------------------------------------------------------------------------------
THOMAS F. CHAPMAN                 Southern Common Stock         8,272
------------------------------------------------------------------------------------------------------------
THOMAS A. FANNING                 Southern Common Stock        85,419           83,657
------------------------------------------------------------------------------------------------------------
H. ALLEN FRANKLIN                 Southern Common Stock     1,249,367        1,207,841
------------------------------------------------------------------------------------------------------------
BRUCE S. GORDON                   Southern Common Stock        20,133
------------------------------------------------------------------------------------------------------------
W. GEORGE HAIRSTON, III           Southern Common Stock        86,224           81,959
------------------------------------------------------------------------------------------------------------
DONALD M. JAMES                   Southern Common Stock        17,949
------------------------------------------------------------------------------------------------------------
CHARLES D. MCCRARY                Southern Common Stock       259,492          256,031
------------------------------------------------------------------------------------------------------------
ZACK T. PATE                      Southern Common Stock        27,060
------------------------------------------------------------------------------------------------------------
J. NEAL PURCELL                   Southern Company Stock        6,628
------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                   Southern Common Stock       227,807          214,558
------------------------------------------------------------------------------------------------------------
GERALD J. ST. PE                  Southern Common Stock        69,981                             4,804
------------------------------------------------------------------------------------------------------------
DIRECTORS, NOMINEES AND           Southern Common Stock     2,650,970        2,365,464            4,804
EXECUTIVE OFFICERS AS A GROUP
(18 PEOPLE)
------------------------------------------------------------------------------------------------------------


---------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security or investment power with respect to a security, or any combination thereof.

(2) Indicates shares of the Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

--------------------------------------------------------------------------------

PROPOSALS
--------------------------------------------------------------------------------

ITEM NO. 1 -- ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

The Proxies named on the proxy form will vote, unless otherwise instructed, each properly executed proxy form for the election of the following nominees as Directors. If any named nominee becomes unavailable for election, the Board may substitute another nominee. In that event, the proxy would be voted for the substitute nominee unless instructed otherwise on the proxy form. Each nominee, if elected, will serve until the 2005 Annual Meeting of Stockholders.

             ------------------------------------------------------

       (PHOTO OF DANIEL P. AMOS)              DANIEL P. AMOS


      Age:                      52


     Director since:           2000


Board committees:       Compensation and
                        Management Succession, Finance


 Principal occupation:     Chairman of
                          the board and
                              chief
                            executive
                            officer of
                              AFLAC
                          Incorporated,
                            insurance
                             holding
                             company


    Other directorships:      AFLAC
        Incorporated and Synovus


           ----------------------------------------------------------

                                              DORRIT J. BERN

       (PHOTO OF DORRIT J. BERN)


      Age:                      53


     Director since:           1999


     Board committees:       Audit,
                             Governance


 Principal occupation:     Chairman of
                            the board,
                          president and
                              chief
                            executive
                            officer of
                             Charming
                          Shoppes, Inc.,
                          retail apparel
                              stores


   Other directorships:      Charming
Shoppes, Inc. and Brunswick Corporation


          ------------------------------------------------------------

          ------------------------------------------------------------

(PHOTO OF FRANCIS S. BLAKE)                   FRANCIS S. BLAKE


      Age:                      54


  Director since:           First-time
                            nominee


Principal occupation:     Executive vice
                            president,
                             business
                           development
                          and corporate
                          operations of
                             The Home
                           Depot, Inc.,
                               home
                           improvement


   Recent business          Mr. Blake
                         served as vice
                           president,
                            business
                           development
                              from
 experience:               1998 to July
                            2000 of GE
                          Power Systems,
                          as senior vice
                            president,
                            corporate
                             business
                           development
                          from July 2000
                              to May

2001 of General Electric Company and as
                           U.S. Deputy
                           Secretary of
                           Energy from
                           May 2001 to
                           April 2002,
                             when he
                           assumed his
                             current
                            position.


     Other directorships:      None

          ------------------------------------------------------------

(PHOTO OF THOMAS F. CHAPMAN)                  THOMAS F. CHAPMAN


      Age:                      60


     Director since:           1999


Board committees:       Compensation and
   Management Succession, Governance


 Principal occupation:     Chairman of
                          the board and
                              chief
                            executive
                            officer of
                          Equifax, Inc.,
                           information
                           services and
                           transaction
                            processing

  Recent business          Mr. Chapman
                            served as
                         president from
                         August 1997 to
                           June 1999,
  experience:               and chief
                            operating
                            officer of
                           Equifax from
                          August 1997 to
                          January 1998.
                              He was
                            appointed
                              chief
                            executive
                            officer in
                           January 1998
                           and chairman
                           of the board
                          of Equifax in
                            May 1999.


Other directorships:      Equifax, Inc.
          ------------------------------------------------------------

          ------------------------------------------------------------

(PHOTO OF ALLEN FRANKLIN)                     ALLEN FRANKLIN


      Age:                      59


     Director since:           1988


 Principal occupation:     Chairman of
                          the board and
                              chief
                            executive
                          officer of the
                             Company


 Recent business          Mr. Franklin
served as president and chief executive
officer of
experience:               Georgia Power
                           Company and
                          executive vice
                           president of
                           the Company
                            from 1994
                            until June
                             1999. He
                            served as
                          president and
                              chief
                            operating
                          officer of the
                           Company from
                           June 1999 to
                           March 2001,
                          president and
                              chief
                            executive
                           officer from
                          March 2001 to
                           April 2001,
                           and chairman
                          of the board,
                          president and
                              chief
  executive officer from April 2001 to
                           April 2004,
                             when he
                           assumed his
                             current
                            position.


  Other directorships:      SouthTrust
                           Corporation,
                              Vulcan
                            Materials
                           Company and
                             Southern
                              system
                           companies --
                          Alabama Power
                             Company,
                          Georgia Power
                          Company, Gulf
                          Power Company
                           and Southern
                          Power Company

          ------------------------------------------------------------

(PHOTO OF BRUCE S. GORDON)                    BRUCE S. GORDON


      Age:                      58


     Director since:           1994


    Board committees:       Finance,
           Governance (chair)


   Principal occupation:     Retired
                           president of
                          retail markets
                             group of
                             Verizon
                         Communications,
                              Inc.,
                      telecommunications


  Recent business          Mr. Gordon
served as group president of enterprise
             business group
  experience:               of Verizon
                          from December
                           1998 to July
                           2000, and as
                           president of
                          retail markets
                             group of
                           Verizon from
                            July 2000
                            until his
                          retirement in
                          January 2004.


   Other directorships:      Bartech

  Personnel Services, Office Depot and
                               Tyco
                          International
                               Ltd.
        ------------------------------------------------------------

       ------------------------------------------------------------

(PHOTO OF DONALD M. JAMES)                    DONALD M. JAMES


      Age:                      55


     Director since:           1999


 Board committees:       Audit, Finance
                            (chair)


 Principal occupation:     Chairman of
                          the board and
                              chief
                            executive
                            officer of
                              Vulcan
                            Materials
                             Company,
                           construction
                            materials


    Other directorships:      Vulcan
                            Materials
                             Company,
                            Protective
                               Life
                           Corporation
                          and SouthTrust
                           Corporation
        ------------------------------------------------------------

(PHOTO OF ZACK T. PATE)                       ZACK T. PATE


      Age:                      67


     Director since:           1998


 Board committees:       Audit, Nuclear
           Oversight (chair)


   Principal occupation:     Chairman
                           emeritus of
                            the World
                          Association of
                             Nuclear
                          Operators and
                             chairman
                           emeritus of
                          the Institute
                            of Nuclear
                              Power
                            Operations
                            (INPO), an
                           independent,
                            nonprofit
                           organization
                            promoting
                             safety,
                           reliability
                          and excellence
                                in
   the operation of nuclear electric
                            generating
                              plants


   Recent business          Dr. Pate
    retired as chairman of the World
         Association of Nuclear
 experience:               Operators in
                 2002.


     Other directorships:      None
             ------------------------------------------------------------

       (PHOTO OF J. NEAL PURCELL)             J. NEAL PURCELL


      Age:                      62


     Director since:           2003


 Board committees:       Audit (chair)


Principal occupation:     Retired vice-
                            chairman,
                              audit
                          operations, of
                           KPMG, public
                            accounting


  Recent business          Mr. Purcell
served as KPMG's Southeast Area Managing
                Partner
experience:               from July 1993
                            to October
                           1998 and as
                          vice-chairman
                           in charge of
                          National Audit
                             Practice
                            Operations
                           from October
                           1998 to his
                          retirement on
                           January 31,
                              2002.


    Other directorships:      Kaiser
                           Permanente,
                           Inc., Kaiser
                          Permanente of

 Georgia, Synovus and advisory director
                            of Synovus
                            Financial
                             Services
              ------------------------------------------------------------

            ------------------------------------------------------------

     (PHOTO OF DAVID M. RATCLIFFE)            DAVID M. RATCLIFFE


    Age:                         55


   Director since:              2003


 Principal occupation:        President
                               of the
                               Company


    Recent business             Mr.
   Ratcliffe served as executive vice
president, treasurer and
   experience:                  chief
                              financial
                             officer of
                               Georgia
                                Power
                               Company
                              from May
                             1998 to May
                              1999. He
                              served as
                              president
                              and chief
                              executive
                             officer of
                               Georgia
                                Power
                               Company
                              from May
                             1999 until
                               January
                             2004 and as
                              chairman
                              and chief
                              executive
                             officer of
                               Georgia
                                Power
                               Company
                                from
                               January
                             2004 until
                             April 2004.
                              He served
                                 as
                              executive
                                vice
                              president
                               of the
                               Company
                              from May
                             1999 until
                             April 2004,
                               when he
     assumed his current position.


    Other directorships:         CSX
                             Corporation
                                 and
                              Southern
                               system
                    companies -- Georgia
                                Power
                             Company and
                              Southern
                                Power
                               Company
       ------------------------------------------------------------

      (PHOTO OF GERALD J. ST. PE)             GERALD J. ST. PE


     Age:                       64


    Director since:             1995


 Board committees:         Compensation
                          and Management
                            Succession
                             (chair),
                            Governance


   Principal occupation:      Former
                           president of
                              Ingalls
                           Shipbuilding
                            and retired
                             executive
                               vice
                           president of
                              Litton
                            Industries

 Recent business            Mr. St. Pe
      served as president, Ingalls
           Shipbuilding from
  experience:                 1985 to
                            August 1999
                            and as chief
                             operating
                             officer of
                             Northrop-
                            Grumman Ship
                            Systems from
                            August 1999
                            to November
                               2001.


Other directorships:        Delta Health
                               Group,
                               Signal
                          International,
                              Mac Land
                              Disposal
                            Centers and
                             Merchants
                             and Marine
                                Bank
    ------------------------------------------------------------


Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN ITEM NO.
1.

ITEM NO. 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for 2004. This appointment is being submitted to stockholders for ratification. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 2.

ITEM NO. 3 -- APPROVAL OF THE COMPANY'S OUTSIDE DIRECTORS STOCK PLAN

The Board of Directors has adopted effective May 26, 2004, subject to stockholder approval, the Outside Directors Stock Plan for Directors of The Southern Company and its Subsidiaries (the "Plan"). The Plan is a consolidation of the Outside Directors Stock Plan for The Southern Company that was approved by the Company's stockholders in 1994 and the Outside Directors Stock Plan for Subsidiaries of The Southern Company that was approved by the Company's stockholders in 1995 (collectively, the "Prior Plans"). The purpose of the Plan is to provide a mechanism for non-employee directors to increase their ownership of Company common stock and thereby further align their interests with those of the stockholders.

The Plan will be administered by the Board's Governance Committee.

The Plan provides for the payment to non-employee directors of a portion of their annual retainer fee in unrestricted shares of common stock of the Company, par value $5 per share. See "Director Compensation" on page 3 of this Proxy Statement for a description of the stock retainer paid to Company Directors. For the subsidiary company participants the stock retainer presently being paid under the Plan ranges from 340 to 520 shares per year. The Plan permits participants to elect to receive a greater portion -- up to all -- of their compensation in shares of Company common stock. For Company Directors, the receipt of all shares under the Plan will be deferred until termination from the Board. Subsidiary participants may elect to defer receipt of all or a portion of the stock paid under the Plan until termination from their respective board of directors. The Company expects that there will be approximately 50 directors initially participating in the Plan.

The maximum number of shares that may be granted under the Plan is 1,000,000 shares of the Company's common stock in addition to the shares of the Company's common stock that have not yet been granted under the Prior Plans which is approximately 1,700,000 shares. The Plan will expire on May 26, 2014.

The Board of Directors of the Company may amend or terminate the Plan at any time, subject to stockholder approval when required by law or regulation.

The following table sets forth estimated amounts to be paid under the Plan in 2004 to non-employee directors. Officers and other employees are not eligible to participate in this Plan.



POSITION                                                      DOLLAR VALUE ($)   NUMBER OF SHARES

-------------------------------------------------------------------------------------------------

Non-executive directors as a group..........................     1,800,000            60,000
-------------------------------------------------------------------------------------------------



The vote needed to approve the Plan is a majority of the shares of the Company's common stock represented at the meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 3.

--------------------------------------------------------------------------------

INFORMATION ON A STOCKHOLDER PROPOSAL
--------------------------------------------------------------------------------

The Company received a proposal from the Sisters of St. Dominic of Caldwell New Jersey and other stockholders requesting that an independent committee of the Board of Directors assess how the Company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other emissions. In support of their position, the proponents set forth the following:

M Southern Company's 2003 Environmental Progress Report acknowledges that climate change is a significant issue and that the company's CO(2) emissions are expected to increase over the next decade.

M Southern Company's 2002 Form 10-K states, "Compliance with possible additional federal or state legislation related to global climate change . . . could significantly affect Southern Company."

M Commitments to reduce carbon dioxide emissions and other air pollutants are emerging. Massachusetts and New Hampshire have enacted legislation capping power plants' greenhouse gas emissions. Governors of 11 states pledged to reduce carbon dioxide emissions significantly. Renewable energy standards exist in 13 states, indicating increasing support for non-polluting electricity sources.

M In October 2003, 43 U.S. Senators voted in favor of legislation that would cap greenhouse gas emissions from a range of industrial sectors.

M At the Company's 2003 Annual Meeting of Stockholders, a stockholder resolution requesting a report on the economic risks associated with the Company's past, present and future carbon dioxide and other emissions, and the public stance of the Company regarding efforts to reduce those emissions, received 23.7% of the shares voted.

M In response to the 2003 resolution, the Company told stockholders in the Proxy Statement that the Company currently provides details regarding its risk factors including historic and anticipated environmental costs and known future contingencies. This information was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as well as in other documents, including the Environmental Progress Report. The Company also stated that the detailed information requested on future costs and risks would require knowledge of future governmental or other legal action and was "too speculative to report and quantify" beyond what is already reported.

We believe management and the Board have a fiduciary duty to carefully assess and disclose to shareholders all pertinent information on its climate change responses.

Stockholders therefore request that "a committee of independent directors of the Board assess how the company is responding to rising regulatory, competitive, and public pressures to significantly reduce carbon dioxide and other emissions, and issue a report to shareholders (at reasonable cost and omitting proprietary information) by September 1, 2004."

The stockholder proponents withdrew the resolution as a result of the Company's commitment to conduct further assessments of how the Company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other emissions and develop the requested report, using internal and external resources as appropriate, as well as soliciting input from interested stakeholders. The full Board will actively participate in and review the results of the assessment. A summary of the results will be included in the Company's next Environmental Progress Report, to be published by spring 2005. The contents of the report will include:

M A discussion of the environmental requirements that the Company currently faces and may face in the future, with particular attention to an assessment of current proposals for mandatory restraints on carbon dioxide emissions;

M An assessment of the strategic options the Company could take to respond to these requirements, with emphasis on their impacts on shareholder value and the competitive position of the Company; and

M An evaluation of the actions the Company is taking and proposes to take to respond to current and future requirements and an assessment of these current and proposed actions on shareholder value; this will include how these actions affect and will affect the Company's total annual emissions of CO(2), SO(2), NOx and mercury and the net emissions of CO(2) after accounting for offsets, for the time frame 2000-2020.

The stockholder proponents have expressed their appreciation to the Company for including in the Proxy Statement a discussion of the proposal and the basis on which the proponents agreed to its withdrawal.

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements of the Company and its subsidiaries in the Annual Report to stockholders with management. The Committee also reviews the Company's quarterly and annual reporting on Forms 10-Q and 10-K prior to filing with the Securities and Exchange Commission ("SEC"). The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, rules and regulations of the SEC and the New York Stock Exchange corporate governance rules. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the Public Company Accounting Oversight Board, which, on an interim basis, has adopted Independence Standards Board No. 1, "Independence Discussions with Audit Committees." The Committee also has considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also meets privately with the Company's compliance officer. The Committee held 12 meetings during 2003.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and filed with the SEC. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2004. At the annual meeting of the Company's stockholders, the stockholders will be asked to ratify the Committee's selection of the independent auditors.

Members of the Committee:

     J. Neal Purcell, Chair
     Dorrit J. Bern
     Donald M. James
     Zack T. Pate

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the last two fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal public accountant:


                                                              2003          2002

-----------------------------------------------------------------------------------

Audit Fees(a)............................................  $ 6,342,600   $5,375,000
Audit-Related Fees(b)....................................    3,901,500    1,014,000
Tax(c)...................................................      285,800      888,000
All Other(d).............................................            0      252,000
-----------------------------------------------------------------------------------
  Total..................................................  $10,529,900   $7,529,000
-----------------------------------------------------------------------------------


---------------

(a)  Includes services performed in connection with financing transactions

(b) Includes internal control review services, benefit plan and other non-statutory audit services and accounting consultations

(c) Includes review services in connection with the consolidated federal tax return, tax compliance services in connection with the benefit plans and licensing and training costs

(d) Includes Deloitte Consulting services arranged prior to the engagement of Deloitte & Touche as the Company's independent auditors

The Audit Committee has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services (see Appendix B) that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all audit-related, tax and other non-audit services included in the chart above have been pre-approved by the Audit Committee.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the Board of Directors of the Company, upon recommendation of the Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants for fiscal year 2002 and engaged Deloitte & Touche to serve as the Company's principal public accountant.

Arthur Andersen's report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such report has not been re-issued in connection with the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2003.

During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002:

M there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

M there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

M the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

--------------------------------------------------------------------------------

COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

The Compensation and Management Succession Committee of the Board is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

The Company's executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's short- and long-term performance. With the objective of maximizing stockholder value over time, our program aligns the interests of our executives and stockholders.

DETERMINATION OF TOTAL EXECUTIVE COMPENSATION

We retain an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Twelve of these companies are included in the 22 companies that comprise the S&P Electric Utility Index -- the peer group used in the five-year performance graph. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, our program is designed to pay executives an amount that is at or near the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because our program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

COMPONENTS OF TOTAL EXECUTIVE COMPENSATION

The primary components of our executive compensation program are:

M  Base pay (salary);

M  Short-term incentives (annual performance bonuses); and

M  Long-term incentives.

The Company also provides certain perquisites that we review periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each named executive officer, including Mr. Franklin, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of our emphasis on incentive compensation in our executive compensation program. The 2003 base pay level did not exceed the median by more than five percent for any of the named executive officers. The base pay level for Mr. Franklin was below the size-adjusted median.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2003.

PERFORMANCE GOALS

Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the respective business unit's adjusting goals. All performance goals were set in the first quarter of the year.

For 2003, the corporate performance goals included specific targets for:

M  Company earnings -- earnings per share ("EPS") and

M  Subsidiary companies' net income or return on equity ("ROE")

We believe that accomplishing the corporate goals is essential for the Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the respective business unit's adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability and diversity.

A target percentage of base pay is established for each named executive officer based on his or her position level for target-level performance. Annual performance bonuses may range from zero percent of the target to 230 percent based on actual corporate and individual performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if the Company's current earnings are not sufficient to fund the Company's common stock dividend at the same level as the prior year. We also capped the maximum amount for the annual performance bonus for each named executive officer at 0.6 percent of the Company's net income.

ANNUAL BONUS PAYMENTS

Performance met or exceeded the target levels in all areas in 2003, resulting in bonuses that exceeded the target levels.

Mr. Franklin's annual performance bonus under the Plan for target-level performance was 100 percent of his base pay. His bonus for 2003 performance was based on the degree of achievement of the Company's EPS goal. The bonus amount was adjusted as described above. Based on the Company's performance his bonus exceeded the target.

The target percentage of base pay for the other named executive officers ranged from 60 to 75 percent and, based on corporate performance, the resulting payout exceeded the named executive officers' respective targets.

LONG-TERM INCENTIVES

We base a significant portion of our total compensation program on long-term incentives including Company stock options and performance dividend equivalents.

STOCK OPTIONS

The named executive officers are granted options with ten-year terms to purchase the Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 58 percent of Mr. Franklin's total target compensation, and 19 to 25 percent for the other named executive officers. The size of prior grants was not considered in determining the size of the grants made in 2003. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

The named executive officers also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the Company's common stock dividend paid during the year if total stockholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if total stockholder return over the period is below the 30th percentile or if the Company's earnings are not sufficient to fund the current common stock dividend. For eligible stock options held on December 31, 2003, all executives received a payout of $1.385 per option for maximum performance under the Omnibus Incentive Compensation Plan.
 30

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by stockholders. The Company has obtained stockholder approval of the Omnibus Incentive Compensation Plan. However, because our policy is to maximize long-term stockholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

We believe that the policies and programs described in this report link pay and corporate performance and serve the best interest of stockholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

     G. J. St. Pe, Chair
     D. P. Amos
     T. F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

The Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as officers of, or been employed by, the Company. None of the Company's executive officers serve on a board of directors of any entity that has a director or officer serving on this Committee.

--------------------------------------------------------------------------------

FIVE-YEAR PERFORMANCE GRAPH
--------------------------------------------------------------------------------

This performance graph compares the cumulative total stockholder return on the Company's common stock with the Standard & Poor's Electric Utility Index and the Standard & Poor's 500 Index for the past five years. The graph assumes that $100 was invested on December 31, 1998, in the Company's common stock and each of the above indices, and that all dividends are reinvested. The distribution of shares of Mirant Corporation stock to Company stockholders effective April 2, 2001, is treated as a special dividend for purposes of calculating stockholder return. The stockholder return shown below for the five-year historical period may not be indicative of future performance.

                              (PERFORMANCE GRAPH)



                                          1998      1999       2000       2001       2002       2003

------------------------------------------------------------------------------------------------------

Southern Company                          $ 100   $  84.99   $ 126.41   $ 167.12   $ 196.57   $ 219.49
------------------------------------------------------------------------------------------------------
S & P Electric Utility Index                100      83.60     128.61     107.03      90.91     112.81
------------------------------------------------------------------------------------------------------
S & P 500 Index                             100     121.04     110.02      96.95      75.52      97.18
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

No reporting person failed to file, on a timely basis, the reports required by
Section 16(a) except Messrs. Fanning, Holland and Ratcliffe. On two separate occasions, Mr. Fanning failed to report, on time, one transaction on a Form 4. Messrs. Holland and Ratcliffe each failed to report, on time, one transaction on one Form 4.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

In November 2002, the Company and certain current and former directors of Mirant Corporation ("Mirant"), including Allen Franklin, chairman and chief executive officer of the Company, were added as defendants in a class action lawsuit (In re: Mirant Corporation Securities Litigation, United States District Court for the North District of Georgia) originally filed by certain Mirant shareholders against Mirant and certain Mirant officers. On July 14, 2003, the court dismissed the claims in the lawsuit that were based on Mirant's alleged improper energy trading and marketing activities involving the California energy market. The remaining claims are based on alleged false statements and omissions in Mirant's prospectus for its initial public offering and accounting-related issues previously disclosed by Mirant. Such claims allege that the Company was a control person, as defined in Section 20(a) of the Securities Exchange Act of 1934 and Section 15 of the Securities Act of 1933, as to Mirant, based on the Company's majority ownership of Mirant prior to the April 2, 2001 Mirant spin-off and allegations of knowledge of and involvement in Mirant's activities thereafter. The claims against Mr. Franklin and the other current and former Mirant directors are based on alleged misstatements and omissions in Mirant's initial public offering prospectus. The Company does not believe that Mr. Franklin's interest in this litigation is adverse to the Company, and the Company has filed an answer to the consolidated amended class action complaint. Plaintiffs also have filed a motion for class certification. The final outcome of this matter cannot now be determined.

On July 14, 2003, Mirant filed for voluntary reorganization under Chapter 11 with the U.S. Bankruptcy Court. With the exception of document discovery, litigation in the above matter has been stayed until further order of the bankruptcy court.

For more information concerning this litigation, please see the Company's financial statements, including particularly note 3 and Management's Discussion and Analysis of Results of Operation and Financial Condition which are included in the Company's 2003 Annual Report.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

During 2003, subsidiaries of the Company paid Vulcan Materials Company $260,573 for products and services. These amounts are less than one-tenth of one percent of the 2003 revenues of Vulcan Materials Company and less than one-one hundredth of one percent of the Company's 2003 revenues. Donald M. James, a director of the Company, is chairman and chief executive officer of Vulcan Materials Company.

During 2003, subsidiaries of the Company paid The Home Depot $491,329 for products and services. These amounts are less than one-tenth of one percent of the 2003 revenues of The Home Depot and the Company. Francis S. Blake, a nominee for election as a director of the Company, is executive vice president of The Home Depot.

During 2003, Mr. Jeffrey G. Franklin, son of Allen Franklin, a director and executive officer of the Company, and Ms. Iris Franklin, daughter-in-law of Allen Franklin, were employed by subsidiaries of the Company. Mr. Franklin was employed by Southern Company Services, Inc. as a Project Manager through March 2003 and by Alabama Power Company, thereafter, as an Assistant to Executive Vice President. His aggregate compensation in 2003 was $127,077. Ms. Franklin was employed by Alabama Power Company as a Market Specialist and received compensation in 2003 of $61,398.

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

EMPLOYMENT, CHANGE IN CONTROL AND SEPARATION AGREEMENTS

The Company has Change in Control Agreements with each of its executive officers shown on the Summary Compensation Table on page 22. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of the Company, the Agreements provide for:

M  lump sum payment of three times annual compensation,

M  up to five years' coverage under group health and life insurance plans,

M  immediate vesting of all stock options previously granted,

M payment of any accrued long-term and short-term bonuses and dividend equivalents, and

M payment of any excise tax liability incurred as a result of payments made under the Agreement.

A change in control is defined under the Agreements as:

M  acquisition of at least 20 percent of the Company's stock,

M a change in the majority of the members of the Company's Board of Directors in connection with an actual or threatened change in control,

M a merger or other business combination that results in the Company's stockholders immediately before the merger owning less than 65 percent of the voting power after the merger, or

M  a sale of substantially all the assets of the Company.

If a change in control affects only a subsidiary of the Company, these payments would only be made to executives of the affected subsidiary who are involuntarily terminated as a result of that change in control.

The Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On February 23, 1998, the Company and Southern Nuclear Operating Company entered into a Deferred Compensation Agreement with Mr. Hairston which provided that on the fifth anniversary of the Agreement, if still employed by the Company or one of its subsidiaries, Mr. Hairston would receive the cash value of the number of shares of common stock that could have been purchased for $250,000 on February 23, 1998, and on which dividends were reinvested throughout the five-year period. If certain performance goals are met, Mr. Hairston also will receive the estimated income tax expense on the compensation. This Agreement expired by its terms on February 23, 2003, and the cash value of the shares on that date ($601,058) was paid to Mr. Hairston along with the estimated income tax expense on the compensation ($464,647) for a total payment of $1,065,705.

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

This table shows information concerning the Company's chief executive officer serving during 2003 and each of the other four most highly compensated executive officers of the Company serving during 2003.



                                                                                       LONG-TERM COMPENSATION
                                                                                ------------------------------------
                                                 ANNUAL COMPENSATION                         NUMBER OF      LONG-
                                         ------------------------------------                SECURITIES      TERM
                                                                    OTHER       RESTRICTED   UNDERLYING   INCENTIVE
                                                                    ANNUAL        STOCK        STOCK         PLAN        ALL OTHER
NAME AND PRINCIPAL                        SALARY      BONUS      COMPENSATION   AWARDS($)     OPTIONS      PAYOUTS     COMPENSATION
POSITION                          YEAR     ($)         ($)          ($)(1)         (2)          (#)         ($)(3)        ($)(4)
------------------------------------------------------------------------------------------------------------------------------------


H. A. FRANKLIN                    2003    966,240    2,083,162        5,940            --      501,935     2,404,720       59,881
Chairman & CEO                    2002    929,215    1,984,320        7,080            --      382,242     1,672,510       61,822
Southern Company                  2001    855,969    1,867,320        2,770       648,863      497,790     1,249,890       44,786
------------------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                   2003    606,558      927,416        3,876            --       83,780       459,813       33,597
President                         2002    573,018      865,767        4,550            --       92,521       522,736       33,309
Southern Company                  2001    483,324      865,280        3,134            --      155,694       476,734       26,000
------------------------------------------------------------------------------------------------------------------------------------
T. A. FANNING(5)                  2003    375,820      522,396      110,691            --       42,314       223,482      156,405
Executive Vice President, CFO &
Treasurer Southern Company
------------------------------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III               2003    459,231      499,660        9,296            --       59,097       217,489       24,353
President & CEO                   2002    440,104      507,131       11,485            --       65,890       239,842       27,969
Southern Nuclear Operating Company2001    414,594      370,798        1,583            --       96,135       294,360       22,523
------------------------------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                     2003    521,649      694,948        9,111            --       72,054       483,081       26,180
President & CEO                   2002    493,604      673,140       34,993            --       79,751       374,984       24,101
Alabama Power Company             2001    391,647      438,652       91,403            --       92,338       284,529      118,975
------------------------------------------------------------------------------------------------------------------------------------




(1) Tax reimbursement on certain perquisites.

(2) The amount for Mr. Franklin reflects the value of restricted stock units on the date granted. The restricted stock units vested on April 2, 2001 and the value was transferred to the Company's Deferred Compensation Plan.

(3) Payout of performance dividend equivalents on most stock options granted after 1996 that were held by the executive at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2001, 2002 and 2003, respectively. Dividend equivalents can range from 25 percent of the common stock dividend paid during the last year of the performance period if total stockholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the total stockholder return is below the 30th percentile or if the Company's earnings are not sufficient to fund the common stock dividend. For eligible stock options held on December 31, 2001, 2002 and 2003, all named executive officers received a payout of $1.34, $1.355 and $1.385 per option, respectively.

(4) Company contributions in 2003 to the Employee Savings Plan (ESP) and Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP), and tax sharing benefits paid to participants who elected receipt of dividends on Company common stock held in the Employee Saving Plan, are provided in the following table. For Mr. Fanning, the amount also includes additional relocation assistance of $138,149.



                                                                  ESP TAX
                                                                  SHARING
                                   ESP ($)   ESOP ($)   SBP ($)   BENEFIT
-------------------------------------------------------------------------


H. A. Franklin                      8,100      744      49,696     1,341
-------------------------------------------------------------------------
D. M. Ratcliffe                     7,995      744      24,306       552
-------------------------------------------------------------------------
T. A. Fanning                       7,600      744       9,912        --
-------------------------------------------------------------------------
W. G. Hairston, III                 8,026      744      15,207       376
-------------------------------------------------------------------------
C. D. McCrary                       6,946      744      18,490        --
-------------------------------------------------------------------------


(5) Mr. Fanning first became an executive officer of the Company on April 11, 2003.
                                                                              35

--------------------------------------------------------------------------------

STOCK OPTIONS
--------------------------------------------------------------------------------

OPTION GRANTS IN 2003



                                          NUMBER
                                            OF         PERCENT OF
                                        SECURITIES   TOTAL OPTIONS
                                        UNDERLYING     GRANTED TO     EXERCISE OR                 GRANT DATE
                                         OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
NAME                                    GRANTED(1)   FISCAL YEAR(2)    ($/SH)(1)     DATE(1)     VALUE ($)(3)

-------------------------------------------------------------------------------------------------------------

H. A. FRANKLIN                            501,935         7.0           27.975       7/01/2009     1,801,947
-------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                            83,780         1.2           27.975       2/14/2013       300,770
-------------------------------------------------------------------------------------------------------------
T. A. FANNING                              42,314         0.6           27.975       2/14/2013       151,907
-------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III                        59,097         0.8           27.975       2/14/2013       212,158
-------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                              72,054         1.0           27.975       2/14/2013       258,674
-------------------------------------------------------------------------------------------------------------



(1) Stock option grants were made on February 14, 2003 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability or retirement and expire five years after retirement, three years after death or total disability or their normal expiration date if earlier. Exercise price is the average of the high and low price of the Company's common stock on the date granted. Options may be transferred to a revocable trust and, for the named executive officers, also may be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 7,165,452 stock options were granted in 2003.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of the Company's common stock at a future date. Significant assumptions are shown below:



                       RISK-FREE RATE   DIVIDEND    EXPECTED
VOLATILITY               OF RETURN       YIELD        TERM

--------------------------------------------------------------

23.59%                     2.72%         4.90%      4.28 years
--------------------------------------------------------------

--------------------------------------------------------------------------------

OPTION EXERCISES
--------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES



                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                NUMBER OF        VALUE       OPTIONS AT YEAR-END (#)           YEAR-END ($)(2)
                             SHARES ACQUIRED   REALIZED    ---------------------------   ---------------------------
NAME                         ON EXERCISE (#)    ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE


--------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                      None               0     813,567        922,693       9,140,670      4,045,262
--------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                  137,568       2,049,179     134,637        197,358       1,107,781        975,326
--------------------------------------------------------------------------------------------------------------------
T. A. FANNING                     22,830         332,827      78,236         83,123         801,883        386,126
--------------------------------------------------------------------------------------------------------------------
W. G. HAIRSTON, III               79,070         799,208      21,964        135,068         109,600        665,782
--------------------------------------------------------------------------------------------------------------------
C. D. MCCRARY                       None               0     192,915        155,880       2,256,632        711,585
--------------------------------------------------------------------------------------------------------------------


(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of the Company's common stock of $30.25 per share, as of December 31, 2003, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2003.

--------------------------------------------------------------------------------

PENSION PLAN TABLE
--------------------------------------------------------------------------------



                                                 YEARS OF ACCREDITED SERVICE
---------------------------------------------------------------------------------------------------
COMPENSATION                 15          20           25           30           35           40
---------------------------------------------------------------------------------------------------


$  100,000                $ 25,500   $   34,000   $   42,500   $   51,000   $   59,500   $   68,000
---------------------------------------------------------------------------------------------------
   500,000                 127,500      170,000      212,500      255,000      297,500      340,000
---------------------------------------------------------------------------------------------------
   900,000                 229,500      306,000      382,500      459,000      535,500      612,000
---------------------------------------------------------------------------------------------------
 1,100,000                 280,500      374,000      467,500      561,000      654,500      748,000
---------------------------------------------------------------------------------------------------
 1,300,000                 331,500      442,000      552,500      663,000      773,500      884,000
---------------------------------------------------------------------------------------------------
 1,500,000                 382,500      510,000      637,500      765,000      892,500    1,020,000
---------------------------------------------------------------------------------------------------
 1,700,000                 433,500      578,000      722,500      867,000    1,011,500    1,156,000
---------------------------------------------------------------------------------------------------
 1,800,000                 459,000      612,000      765,000      918,000    1,071,000    1,224,000
---------------------------------------------------------------------------------------------------
 2,000,000                 510,000      680,000      850,000    1,020,000    1,190,000    1,360,000
---------------------------------------------------------------------------------------------------
 2,200,000                 561,000      748,000      935,000    1,122,000    1,309,000    1,496,000
---------------------------------------------------------------------------------------------------
 2,500,000                 637,500      850,000    1,062,500    1,275,000    1,487,500    1,700,000
---------------------------------------------------------------------------------------------------
 2,800,000                 714,000      952,000    1,190,000    1,428,000    1,666,000    1,904,000
---------------------------------------------------------------------------------------------------
 3,000,000                 765,000    1,020,000    1,275,000    1,530,000    1,785,000    2,040,000
---------------------------------------------------------------------------------------------------
 3,200,000                 816,000    1,088,000    1,360,000    1,632,000    1,904,000    2,176,000
---------------------------------------------------------------------------------------------------
 3,400,000                 867,000    1,156,000    1,445,000    1,734,000    2,023,000    2,312,000
---------------------------------------------------------------------------------------------------


This table shows the estimated annual pension benefits payable at normal retirement age under Southern's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Company's subsidiaries. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. These compensation components are reported under the columns titled "Salary" and "Bonus" in the Summary Compensation Table on page 22.

As of December 31, 2003, the applicable compensation levels and years of accredited service for determination of pension benefits would have been:



                                           ACCREDITED
                            COMPENSATION    SERVICE
 ----------------------------------------------------


 H. A. Franklin                2,774,275           32
 ----------------------------------------------------
 D. M. Ratcliffe               1,350,337           31
 ----------------------------------------------------
 T. A. Fanning                   613,396           22
 ----------------------------------------------------
 W. G. Hairston, III             835,226           34
 ----------------------------------------------------
 C. D. McCrary                 1,017,144           29
 ----------------------------------------------------


The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of Social Security offset that would apply in most cases.

--------------------------------------------------------------------------------
EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

The following table provides information as of December 31, 2003 concerning shares of the Company's common stock authorized for issuance under Southern Company's existing non-qualified equity compensation plans.



                                                                                           NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                                                                           FUTURE ISSUANCE UNDER
                                         NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                         BE ISSUED UPON EXERCISE    EXERCISE PRICE OF        PLANS (EXCLUDING
                                         OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
                                           WARRANTS AND RIGHTS     WARRANTS AND RIGHTS          COLUMN (A))
PLAN CATEGORY                                      (A)                     (B)                      (C)


-----------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
  security holders.....................        33,931,892                 $21.97                41,470,967(1)
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved
  by security holders..................               N/A                    N/A                       N/A
-----------------------------------------------------------------------------------------------------------------



(1) Includes shares available for future issuance under the Omnibus Compensation Incentive Plan (39,752,039) and the Outside Directors Stock Plans (1,712,928).

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

   I. Composition

     The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

   II. Purpose

     To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

  III. Authority

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

     In the execution of its duties, the Committee will report to the Board of Directors.

  IV. Meeting Requirements

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V. Responsibilities

  A.  Financial Reporting and Independent Audit Process --

     The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

     1. Provide oversight of the independent audit process, including direct responsibility for:

        a.   Annual appointment of the independent auditors.

        b.   Compensation of the independent auditors.

        c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

        d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

        e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

        f.   Evaluation of the independent auditors' performance.

        g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

     2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

     3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

        a. The review and discussion will be based on timely reports from the independent auditors, including:

         i.   All critical accounting policies and practices to be used.

         ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

         iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        b. In addition, the following items will also be reviewed and discussed:

         i.   Significant judgments and estimates made by management.

         ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

         iii.  Issues on which management sought second accounting opinions.

         iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

         v.   Any audit problems or difficulties and management's response.

     4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

B. Internal Control --

     The responsibility of the Committee in the area of internal control, in addition to the actions described in Section (V).(A.)., is to:

     1.   Provide oversight of the internal audit function including:

        a.   Review of audit plans, budgets and staffing levels.

        b.   Review of audit results.

        c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

     2. Assess management's response to any reported weaknesses or compliance deficiencies.

     3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

        a.   Creation and maintenance of procedures for:

         i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

         ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        b. Review of plans and activities of the Company's Corporate Compliance Officer.

        c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

        d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

        e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

     4. Review the quality assurance practices of the internal auditing function and the independent auditors.

     5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

C.  Conduct an annual self-assessment of the Committee's performance.

D.  Other

     1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

     2. Report Committee activities and findings to the Board on a regular basis.

     3. Report Committee activities in the Company's annual proxy statement to shareholders.

     4. Review this charter at least annually and recommend appropriate changes.

                                        LAST AMENDED ON FEBRUARY 17, 2003

                                        BY THE SOUTHERN COMPANY

                                        BOARD OF DIRECTORS

                                   APPENDIX B

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

                                                         (SOUTHERN COMPANY LOGO)

                                 (RECYCLE LOGO)

                                 RECYCLED PAPER

                        OUTSIDE DIRECTORS STOCK PLAN FOR

                    THE SOUTHERN COMPANY AND ITS SUBSIDIARIES


                             Effective May 26, 2004

                        OUTSIDE DIRECTORS STOCK PLAN FOR
                    THE SOUTHERN COMPANY AND ITS SUBSIDIARIES


                                    Preamble


         Prior to the Effective Date (defined herein) of this Outside Directors Stock Plan for The Southern Company and Its Subsidiaries (the "Plan"), Directors (defined herein) participated in The Southern Company Outside Directors Stock Plan ("Southern Stock Plan") and the Outside Directors Stock Plan for Subsidiaries of the Southern Company ("Subsidiaries Stock Plan"). The purpose of this Plan is to update the stock compensation provisions to be in compliance with New York Stock Exchange rules and to merge the Southern Stock Plan and the Subsidiaries Stock Plan into this successor Plan in order to consolidate the statement of these compensation related obligations to Directors. Grants of stock to Directors prior to the Effective Date are governed by the terms of the Southern Stock Plan and the Subsidiaries Stock Plan, as applicable.

         The Company has reserved 1,000,000 (one million) authorized and registered shares of Stock (defined herein) that may be granted to Directors under the terms of this Plan. Additionally, any unissued shares of Stock previously authorized and registered for issuance under the Southern Stock Plan and Subsidiaries Stock Plan as of May 26, 2004 shall be transferred to the Plan, added to the reserved Stock and available for issuance to Participants under the Plan. This Plan shall expire on the tenth (10th) anniversary of the Effective Date.

                    ARTICLE I - PURPOSE AND ADOPTION OF PLAN

     1.1 Adoption. The Southern Company hereby adopts the Outside Directors Stock Plan for The Southern Company and Its Subsidiaries, effective May 26, 2004 subject to (a) the approval of the adoption by the Board of Directors of The Southern Company of the Outside Directors Stock Plan for The Southern Company and Its Subsidiaries by the shareholders of the Company at the annual meeting thereof to be held on May 26, 2004, and (b) the Company's receipt of the requisite approval of the issuance of the Stock pursuant to the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, and the rules thereunder.

     1.2 Purpose. The Plan is designed to more closely align the interests of Directors with the interests of the shareholders of the Company through ownership of Stock.

                            ARTICLE II - DEFINITIONS

     2.1 "Affiliated Employer" shall mean any corporation which is a member of the controlled group of corporations of which the Company is the common parent corporation.

     2.2 "Board of Directors" shall mean either the Southern Board or a System Company Board, as applicable to a Director.

     2.3 "Commission" shall mean the Securities and Exchange Commission.

     2.4 "Company" shall mean The Southern Company.

     2.5 "Director" shall mean any person who is not an active employee of the Company or a System Company and who either serves on the Southern Board or a System Company Board.

     2.6 "Effective Date" shall mean May 26, 2004.

     2.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.8 "Market Value" shall mean the following:

     (a) With respect to Stock that is issued by the Company, the average of the high and low prices of the Stock, as published in the Wall Street Journal in its report of New York Stock Exchange composite transactions, on the date one day prior to the date of distribution as set forth in Section 4.3(a) of the Plan (or the average of the high and low sale prices on the trading day immediately preceding such determination date if the Stock is not traded on the date one day prior to the date of distribution).

     (b) With respect to Stock that is purchased on the open market, the actual purchase price paid for such Stock on the date of purchase.

     2.9 "Participant" shall mean each Director who meets the requirements of
Section 3.1 of the Plan.

     2.10 "Plan" shall mean the Outside Directors Stock Plan for The Southern Company and Its Subsidiaries, as amended from time to time.

     2.11 "Plan Administrator" shall mean the Governance Committee of the Southern Board.

     2.12 "Plan Year" shall mean the calendar year.

     2.13 "Retainer Fee" shall mean the annual rate of the fees paid to a Director as determined by the Board of Directors from time-to-time, but excluding reimbursements for expenses and any fees or compensation for (a) attendance at the meetings of the Board of Directors or any committee, (b) service on a committee, and (c) service at the request of the Board of Directors or a committee.

     2.14 "Stock" shall mean the Company's common stock, par value $5.00 per share.

     2.15 "Southern Board" shall mean the Board of Directors of The Southern Company.

     2.16 "System Company" shall mean any Affiliated Employer of the Company which the Southern Board may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them. The System Companies that have adopted the Plan are listed in Schedule A, attached hereto, as such Schedule may be amended from time to time.

     2.17 "System Company Board" shall mean the Board of Directors of a System Company.

     The masculine pronoun shall be construed to include the feminine pronoun and the singular shall include the plural, where the context so requires.

                           ARTICLE III - ELIGIBILITY

     3.1 Eligibility Requirements.

     (a) Except as provided in Subsections (b) and (c) below, each Director shall become a Participant in the Plan on the first date such Director serves on the Board of Directors.

     (b) For purposes of the 2004 Plan Year, a Director who is serving on a Board of Directors as of the Effective Date shall become a Participant in the Plan on the Effective Date, subject to (1) approval of the Plan by the shareholders of the Company at the annual meeting thereof to be held on May 26, 2004, and (2) the Company's receipt of the requisite approval of the Plan by the Commission under the Public Utility Holding Company Act of 1935, as amended, and the rules thereunder.

              ARTICLE IV - FORM AND TIME OF BENEFIT DISTRIBUTIONS

     4.1 Stock Grant. Each Participant shall receive a portion of his annual Retainer Fee in Stock, with the remainder of such annual Retainer Fee and meeting attendance fees to be payable, in increments elected by the Director in accordance with Section 4.2 below, in cash or in Stock. The portion of the annual Retainer Fee required to be paid in Stock pursuant to this Section 4.1 may be denominated as dollars and/or shares and shall be stated in Schedule B, attached hereto, as such Schedule shall be amended from time to time.

     4.2 Election to Determine Percentage or Amount of Compensation to be Paid in Stock. Each Participant shall have an opportunity to elect to have the non-Stock portion of his Retainer Fee paid in cash or Stock of the Company, or a combination thereof. Each Participant also shall have an opportunity to elect to have a portion of his meeting attendance fees payable in Stock. Such elections shall be made at the time specified by the Plan Administrator on a form provided to the Participant by the Plan Administrator. Nothing contained in this Section
4.2 shall be interpreted in such a manner as would disqualify the Plan from treatment as a "formula plan" under Rule 16b-3, as promulgated by the Commission under the Exchange Act, as that rule may be amended from time to time.

     4.3 Amount and Date of Payment for Stock Compensation.

     (a) For any Plan Year in which a Director is a Participant for the full Plan Year, any Stock compensation due a Participant pursuant to Sections 4.1 and
4.2 above shall be payable on a quarterly basis. The amount of Stock to be distributed to a Participant shall initially be determined by first dividing the Participant's required and elected dollar amount of Stock compensation by four
(4) and then dividing such quarterly quotient by the Market Value of the Stock. Subsequent distributions shall be based on such quarterly quotient divided by the Market Value of the Stock.

     (b) Notwithstanding the foregoing, for purposes of the 2004 Plan Year, for Participants who are serving as Directors as of the Effective Date, no Stock distributions shall be made under the Plan prior to receipt of the requisite approval described in Section 1.1; provided, however, that once the requisite approval of the Plan is received, the Stock distribution shall be made on the first quarterly date following such approval in accordance with Article IV.

     4.4 Deferral of Retainer. The portion of the Retainer Fee required to be paid in Stock pursuant to Section 4.1 shall be deferred in accordance with the terms of the deferred compensation plan maintained by the Company or Subsidiary Company for its Directors. Directors also shall have the option to defer in such plan pursuant to its terms that portion of the Retainer Fee not required to be paid in Stock and meeting attendance fees.

     4.5 Death Benefits. No grants of Stock shall be made to any beneficiary of a Participant following a Participant's death.

                       ARTICLE V - ADMINISTRATION OF PLAN

     5.1 Administrator. The general administration of the Plan shall be the responsibility of the Plan Administrator.

     5.2 Powers. The Plan Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan more particularly set forth herein. It shall interpret the Plan and shall have the discretion to determine all questions arising in the administration, interpretation and application of the Plan, including any ambiguities contained herein or any questions of fact. Any such determination by it shall be conclusive and binding on all persons. It may adopt such regulations as it deems desirable for the conduct of its affairs. It may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan, and shall be the agent for the service of process.

     5.3 Duties of the Plan Administrator.

     (a) The Plan Administrator is responsible for the daily administration of the Plan. It may appoint other persons or entities to perform any of its fiduciary functions. The Plan Administrator and any such appointee may employ advisors and other persons necessary or convenient to help it carry out its duties, including its fiduciary duties. The Plan Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

     (b) The Plan Administrator shall maintain accurate and detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Board of Directors.

     (c) The Plan Administrator shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining of adequate Participants' records; recording and transmission of all notices required to be given to Participants; the receipt and dissemination, if required, of all reports and information received relating to the Plan; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Plan Administrator shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

     5.4 Indemnification. The System Companies and the Company shall indemnify the Plan Administrator against any and all claims, losses, damages, expenses and liability arising from any action or failure to act, except when the same is finally judicially determined to be due to gross negligence or willful misconduct. The System Companies and the Company may purchase at their own expense sufficient liability insurance for the Plan Administrator to cover any and all claims, losses, damages and expenses arising from any action or failure to act in connection with the execution of the duties as Plan Administrator.

                           ARTICLE VI - MISCELLANEOUS

     6.1 Assignment. Neither the Participant nor his legal representative shall have any rights to sell, assign, transfer or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payment under the Plan shall be null and void and of no effect.

     6.2 Amendment and Termination. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Southern Board or by the Governance Committee with the approval of the Southern Board, upon execution of a duly authorized written document; provided, however, that, without the approval of the shareholders of the Company entitled to vote thereon, no amendment may be made which would, absent such shareholder approval, disqualify the Plan for coverage under Rule 16b-3, as promulgated by the Commission under the Exchange Act, as that rule may be amended from time to time; and provided further that the Plan may not be amended more than once every six (6) months unless such amendment is made in order to comply with changes to either the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, and the rules thereunder. Notwithstanding the foregoing, no such amendment or termination shall impair any rights to payments to which a Participant may be entitled prior to the effective date of such amendment or termination.

     6.3 No Guarantee of Continued or Future Service on a Board of Directors. Participation hereunder shall not be construed as creating a right in any Director to continued service or future service on the Board of Directors. Participation hereunder does not constitute an employment contract between any Director and any System Company or the Company as the case may be.

     6.4 Construction. This Plan shall be construed in accordance with and governed by the laws of the State of Georgia, to the extent such laws are not otherwise superseded by the laws of the United States.

            [The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the Southern Board, through its duly authorized officers, has adopted this Outside Directors Stock Plan for The Southern Company and Its Subsidiaries this 21st day of April, 2004, to be effective as provided herein.

                                            THE SOUTHERN COMPANY:

(CORPORATE SEAL)
                                            By: /s/Tommy Chisholm

                                            Its: Secretary

Attest:

By: /s/Patricia L. Roberts

Its: Assistant Secretary

                        OUTSIDE DIRECTORS STOCK PLAN FOR
                    THE SOUTHERN COMPANY AND ITS SUBSIDIARIES

                                   SCHEDULE A


         The System Companies as of May 26, 2004 are:

                        OUTSIDE DIRECTORS STOCK PLAN FOR
                    THE SOUTHERN COMPANY AND ITS SUBSIDIARIES

                                   SCHEDULE B

                                As of __________


The portion of a Participant's Retainer Fee required to be distributed in common stock of The Southern Company shall be determined in accordance with the following schedule:

                          Company                     Dollar Amount of Required
                                                          Stock Distribution

Southern Company
          o   Pre-1997 Appointed Directors                     $10,000.00
          o   Post-1996 Appointed Directors                    $19,000.00

-------------------------------------------------------------------------------


                          Company                     Shares Distributed

Southern Company                                    250 shares per quarter

Alabama Power Company                               130 shares per quarter

Georgia Power Company                               130 shares per quarter

Gulf Power Company                                   80 shares per quarter

Mississippi Power Company                            80 shares per quarter

Savannah Electric and Power Company                  80 shares per quarter

             Admission Ticket                                [GRAPHIC OMITTED]
           (Not Transferable)

2004 Annual Meeting of Stockholders
10 a.m. ET, May 26, 2004

The Southern Pine at Callaway
Highway 18
Pine Mountain, GA  31822

Please present this Admission Ticket in order to gain admittance to the meeting. Ticket admits only the stockholder(s) listed on reverse side and is not transferable.


Directions to Meeting Site:

o From Atlanta, GA. - take I-85 south to I-185 (Exit 21). From I-185 south, take Exit 34, Georgia Highway 18. Take Georgia Highway 18 east to Callaway.

o From Birmingham, AL. - take U.S. Highway 280 east to Opelika, AL. Take I-85 north to Georgia Highway 18 (Exit 2). Take Georgia Highway 18 east to Callaway.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of The Southern Company will be held on Wednesday, May 26, 2004, at 10:00 a.m., ET, at The Southern Pine at Callaway, Pine Mountain, Georgia. Stockholders owning shares at the close of business on March 29, 2004, are entitled to attend and vote at the meeting. Stockholders will elect members of the Board of Directors; vote upon ratification of the independent auditors; vote upon approval of Outside Directors Stock Plan; and transact other business properly coming before the meeting or any adjournments thereof.

-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
  FORM OF PROXY AND                                         FORM OF PROXY AND
   TRUSTEE VOTING                                             TRUSTEE VOTING
  INSTRUCTION FORM                                           INSTRUCTION FORM



      PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS AND ESP/ESOP TRUSTEES

If a stockholder of record, the undersigned hereby appoints H. A. Franklin, T.
A. Fanning and T. Chisholm, or any of them, Proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Southern Company, to be held at The Southern Pine at Callaway, Pine Mountain, Georgia, on May 26, 2004, at 10:00 a.m., ET, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the items listed on the reverse side of this form.

If a beneficial owner holding shares through the Employee Savings Plan ("ESP") and/or the Employee Stock Ownership Plan ("ESOP"), the undersigned directs the Trustees of these Plans to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders, and any adjournments thereof, on all matters properly coming before the meeting, including, without limitation, the items listed on the reverse side of this form.

This Form of Proxy/Trustee Voting Instruction Form is solicited jointly by the Board of Directors of The Southern Company and the Trustees of the Employee Savings Plan and Employee Stock Ownership Plan pursuant to a separate Notice of Annual Meeting and Proxy Statement. If not voted electronically, this form should be mailed in the enclosed envelope to the Company's proxy tabulator at 51 Mercedes Way, Edgewood, NY 11717. The deadline for receipt of Trustee Voting Instruction Forms for ESP and ESOP shares is 5:00 p.m. on Monday, May 24, 2004. The deadline for receipt of shares of record voted through the Form of Proxy is 9:00 a.m. on Wednesday, May 26, 2004. The deadline for receipt of instructions provided electronically is 11:59 p.m. on Tuesday, May 25, 2004.

The proxy tabulator will report separately to the Proxies named above and to the Trustees as to proxies received and voting instructions provided, respectively.

       THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS INDICATED, THE SHARES WILL BE
                   VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

              Continued and to be voted and signed on reverse side.





[GRAPHIC OMITTED]            Please consider furnishing your voting instructions
                             electronically by Internet or phone. Processing
C/O PROXY SERVICES           paper forms is more than twice as expensive as
P. O. BOX 9112               electronic instructions.
FARMINGDALE, NY  11735

                             If you vote by Internet or phone, please do not mail this form

                             VOTE BY INTERNET - www.proxyvote.com Use the
                             Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

                             VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                             VOTE BY MAIL
                             Mark, sign and date this form and return it in the postage-paid envelope we have provided or return it to Southern Company, C/O ADP, 51 Mercedes Way, Edgewood, NY, 11717.

                                              THANK YOU

                             VIEW ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET - www.southerncompany.com


NOTE: The last instruction received, either paper or electronic, will be the last tabulated.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                              STHCO1         KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS FORM OF PROXY/TRUSTEE VOTING INSTRUCTION FORM
                      IS VALID ONLY WHEN SIGNED AND DATED.


THE SOUTHERN COMPANY
The Board recommends a vote FOR Items 1, 2 and 3.

1. ELECTION OF DIRECTORS

                                                           For  Withhold  For All  To withhold authority to vote, mark "For All
01) D. P. Amos      02) D. J. Bern     03) F. S. Blake     All    All      Except  Except" and write the nominee's number on the
04) T. F. Chapman   05) H. A. Franklin 06) B. S. Gordon   (   )  (   )     (   )   line below.
07) D. M. James     08) Z. T. Pate     09) J. N. Purcell                           ______________________________
10) D. M. Ratcliffe 11) G. J. St. Pe


                                                         For  Against  Abstain

2  RATIFICATION OF  THE APPOINTMENT OF DELOITTE &
   TOUCHE AS INDEPENDENT AUDITORS FOR 2004              (  )   (  )     (  )

3. APPROVAL OF OUTSIDE DIRECTORS STOCK PLAN             (  )   (  )     (  )


UNLESS OTHERWISE SPECIFIED ABOVE, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND
3.

I consent to suspending future mailings of the Annual Report and Proxy Statement on this account. I have access to copies of the documents or can access them electronically through the Internet. I can revoke this consent at any time by
notifying Stockholder Services.                                       (  )

Please indicate if you plan to attend this meeting.  (  )     (  )
                                                      Yes      No

Signature [PLEASE SIGN WITHIN BOX]     Date      Signature (Joint Owners)  Date